UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): September 24, 2013

HOME LOAN SERVICING SOLUTIONS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

Registrant’s telephone number, including area code: (345) 945-3727

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2013, Michael J. McElroy, Senior Vice President and General Counsel of Home Loan Servicing Solutions, Ltd. (HLSS), informed HLSS that he was resigning effective October 11, 2013 to pursue other opportunities. HLSS has begun a search to find his replacement.

The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K with respect to Michael J. McElroy is contained in the Company’s Proxy Statement filed on April 10, 2013 and Form 10-K filed on February 7, 2013, and shall be incorporated by reference in this 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD. (Registrant)

By:	/s/ James Lauter
James Lauter Senior Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)

Date: September 24, 2013